Exhibit 10.3

BELLICUM PHARMACEUTICALS, INC.

2011 STOCK OPTION PLAN

SECTION 1. Purpose. The purpose of this Bellicum Pharmaceuticals, Inc. 2011 Stock Option Plan (“Plan”) is to encourage ownership of common stock, $0.01 par value (“Common Stock”), of Bellicum Pharmaceuticals, Inc., a Delaware corporation (the “Company”), by eligible employees, directors and consultants of the Company and its Affiliates (as defined below) and to provide increased incentive for such employees and directors to render services and to exert maximum effort for the business success of the Company. In addition, the Company expects that this Plan will further strengthen the identification of employees, directors and consultants with the shareholders. Certain options to be granted under this Plan are intended to qualify as incentive stock options (“ISOs”) pursuant to Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), while other options granted under this Plan will be nonqualified options which are not intended to qualify as ISOs (“Nonqualified Options”), either or both as provided in the agreements evidencing the options as provided in Section 6 hereof. As used in this Plan, the term “Affiliates” means any “parent corporation” of the Company and any “subsidiary corporation” of the Company within the meaning of Code Sections 424(e) and (f), respectively.

SECTION 2. Administration.

(a) Board or Committee. The Plan shall be administered by the Board of Directors (the “Board”) or a Compensation Committee designated by the Board which shall also designate the Chairman of the Compensation Committee. If the Company is subject to Section 16 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), the Compensation Committee shall be composed entirely of not less than two (2) non-employee directors (within the meaning of Rule 16b 3 promulgated by the Securities and Exchange Commission under the Exchange Act (“Rule 16b-3”)), each of whom shall be an “outside director” for purposes of Code Section 162(m)(4), and shall be appointed by and serve at the pleasure of the Board. The Board or the Compensation Committee as administrator of the Plan shall hereinafter be referred to as “Committee.”

(b) Committee Action. The Committee shall hold its meetings at such times and places as it may determine. A majority of its members shall constitute a quorum, and all determinations of the Committee shall be made by not less than a majority of its members. Any decision or determination reduced to writing and signed by a majority of the members shall be fully effective as if it had been made by a majority vote of its members at a meeting duly called and held. The Committee may designate the Secretary of the Company or other Company employees to assist the Committee in the administration of this Plan, and may grant authority to such persons to execute award agreements or other documents on behalf of the Committee and the Company. Any duly constituted committee of the Board satisfying the qualifications of this Section 2 may be appointed as the Committee.

(c) Committee Expenses. All expenses and liabilities incurred by the Committee in the administration of this Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants or other persons.

SECTION 3. Stock Reserved. Subject to adjustment as provided in Section 6 hereof, the maximum aggregate number of shares of Common Stock that may be issued under the Plan is 4,798,500, any or all of which may be issued through ISOs. The shares subject to this Plan shall consist of authorized but unissued shares of Common Stock or previously issued shares of Common Stock reacquired and held by the Company and such number of shares shall be and is hereby reserved for sale for such purpose. Shares of Common Stock shall be deemed to have been issued under the Plan only to the extent actually issued and delivered pursuant to the exercise of an option. To the extent that an option lapses or is canceled or the rights of its Optionee terminate or the option is cashed-out, any Common Stock subject to such option shall again be available for grant under an option. Any shares of Common Stock which may remain unsold and which are not subject to outstanding options at the termination of this Plan shall cease to be reserved for the purpose of this Plan, but until termination of this Plan or the termination of the last of the options granted under this Plan, whichever last occurs, the Company shall at all times reserve a sufficient number of shares to meet the requirements of this Plan. Any shares of Common Stock withheld in payment of the exercise price of an option or to satisfy federal, state or local tax liability shall not count against the share limit set forth above.

SECTION 4. Eligibility. A recipient of an option under the Plan shall be referred to as an “Optionee.” Nonqualified Options may be granted to all employees, directors and consultants of the Company or its Affiliates, including Affiliates that become such after adoption of the Plan. ISOs may be granted to all employees of the Company, a “parent corporation” of the Company (within the meaning of Code Section 424(e)) or a “subsidiary corporation” of the Company (within the meaning of Code Section 424(f)), including an entity that becomes a parent corporation or a subsidiary corporation after adoption of the Plan. An Optionee must be an employee, director or consultant at the time the option is granted. An employee, director or consultant who has been granted an option hereunder may be granted an additional option or options, if the Committee shall so determine.

SECTION 5. Grant of Options.

(a) Committee Discretion. Except where the Committee has explicitly given the authority to some other individual, the Committee shall have sole and absolute discretionary authority (i) to select the employees, directors and consultants of the Company or its Affiliates who are to receive options under this Plan, (ii) to determine the number of shares of Common Stock to be covered by such options and the terms thereof, and (iii) to determine the type of option granted: ISOs, Nonqualified Options or a combination of ISOs and Nonqualified Options. If the Company is subject to Section 16 of the Exchange Act, the Committee shall specifically pre-approve each grant to each Optionee subject to Section 16(b) of the Exchange Act in accordance with Rule 16b-3 as amended, unless such grant is or will be otherwise exempt from Section 16(b) of the Exchange Act. The Committee shall thereupon grant options in accordance with such determinations as evidenced by a written option agreement. Subject to the express provisions of this Plan, the Committee shall have discretionary authority to prescribe, amend and rescind rules and regulations relating to this Plan, to interpret this Plan, to prescribe and amend the terms of the option agreements (which need not be identical) and to make all other determinations deemed necessary or advisable for the administration of this Plan.

(b) Shareholder Approval. All ISOs granted under this Plan are subject to, and may not be exercised before, the approval of this Plan by the shareholders prior to the first anniversary date of the Board meeting held to approve the Plan, by the affirmative vote of the holders of a majority of the shares of the Company present, or represented by proxy, and entitled to vote at a meeting at which a quorum is present, or by written consent in accordance with the laws of the United States and the State of Delaware, as may be applicable; provided that if such approval by the shareholders of the Company is not forthcoming, all ISOs previously granted under this Plan shall be void. Nonqualified Options that are granted by the Committee are not subject to the approval of this Plan by the shareholders of the Company and may be exercised in accordance with the terms of the stock option agreement pursuant to which they are granted.

(c) Limitation on Incentive Stock Options. Except as otherwise provided under the Code or applicable regulations, to the extent that the aggregate fair market value (determined in accordance with Section 6(b) of this Plan at the time the option is granted) of the Common Stock with respect to which ISOs (determined without regard to this paragraph) are exercisable for the first time by any Optionee during any calendar year under all plans of the Company and its “parent corporation” or “subsidiary corporations” exceeds $100,000, such options shall be treated as Nonqualified Options.

SECTION 6. Terms and Conditions. Each option granted under this Plan shall be evidenced by an agreement, in a form approved by the Committee, which shall be subject to the following express terms and conditions and to such other terms and conditions as the Committee may deem appropriate.

(a) Option Period. The Committee shall promptly notify the Optionee of the option grant and a written agreement shall promptly be executed and delivered by and on behalf of the Company and the Optionee, provided that the option grant shall expire if a written agreement is not signed by said Optionee (or his agent or attorney) and returned to the Company within 60 days from date of receipt by the Optionee of such agreement. The Committee may, in its discretion, waive or extend the 60-day requirement for a signed agreement. The date of grant shall be the date the option is actually granted by the Committee, even though the written agreement may be executed and delivered by the Company and the Optionee after that date. Each option agreement shall specify the period for which the option thereunder is granted (which in no event shall exceed ten years from the date of grant) and shall provide that the option shall expire at the end of such period. However, in the case of an ISO granted to an individual who, at the time of grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or its parent corporation or subsidiary corporation (“Ten Percent Stockholder”), such period shall not exceed five years from the date of grant.

(b) Exercise Price. The purchase price of each share of Common Stock subject to each option granted pursuant to this Plan (“exercise price”) shall be determined by the Committee at the time the option is granted and shall never be less than 100% of the fair market value of a share of Common Stock on the date the option is granted. In the case of an ISO granted to a Ten Percent Stockholder, the exercise price shall not be less than 110% of the fair market value of a share of Common Stock on the date the option is granted.

For all purposes under this Plan, the fair market value of a share of Common Stock on a particular date shall be equal to the closing sales price of the Common Stock on the exchange on which the Common Stock is traded on that date, or if no prices are reported on that date, on the last preceding date on which such prices of the Common Stock are so reported. In the event the Common Stock is not publicly traded at the time a determination of its value is required to be made hereunder, the determination of its fair market value shall be made by the Committee in such manner as it deems appropriate, consistent with Treasury regulations and other formal Internal Revenue Service guidance under Code Section 409A so that options granted under this Plan shall not constitute deferred compensation subject to Code Section 409A.

(c) Exercise Period. The Committee may provide in the option agreement that an option may be exercised immediately or over the period of the grant and in whole or in increments. However, no portion of any ISO may be exercisable by an Optionee prior to the approval of this Plan by the shareholders of the Company.

(d) Procedure for Exercise. Options shall be exercised by the delivery by the Optionee of written notice to the Secretary of the Company setting forth the number of shares of Common Stock with respect to which the option is being exercised. The notice shall be accompanied by (i) cash, cashier’s check, bank draft, or postal or express money order payable to the order of the Company, (ii) if allowed under the terms of the Option agreement, certificates representing shares of Common Stock theretofore owned by the Optionee duly endorsed for transfer to the Company, (iii) for a Nonqualified Option, if allowed under the terms of the Option agreement, an election by the Optionee to have the Company withhold the number of shares of Common Stock the fair market value of which is equal to the aggregate exercise price of the shares of Common Stock issuable upon exercise of the option, (iv) such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (v) any combination of the preceding, equal in value to the full amount of the exercise price. Notice may also be delivered by telecopy provided that the exercise price of such shares is received by the Company via wire transfer on the same day the telecopy transmission is received by the Company. The notice shall specify the address to which the certificates for such shares are to be mailed. An option to purchase shares of Common Stock in accordance with this Plan shall be deemed to have been exercised immediately prior to the close of business on the date (i) written notice of such exercise and (ii) payment in full of the exercise price for the number of shares for which options are being exercised, are both received by the Company and the Optionee shall be treated for all purposes as the record holder of such shares of Common Stock as of such date.

As promptly as practicable after receipt of such written notice and payment, the Company shall deliver to the Optionee certificates for the number of shares with respect to which such option has been so exercised, issued in the Optionee’s name or such other name as Optionee directs; provided, however, that such delivery shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to the Optionee at the address specified pursuant to this Section 6(d).

(e) Termination of Employment or Service. If, for any reason other than death or disability, an Optionee ceases to be employed by the Company or its Affiliates or ceases to serve on the Board or as a consultant, an option previously granted to the Optionee under the Plan may be exercised (to the extent the Optionee would have been entitled to do so at the date of termination of employment or cessation of serving on the Board or as a consultant) at any time and from time to time during the period prescribed in the option agreement; provided, however, that in the event no period is specified in the option agreement the exercise period shall be three months from the date of termination of employment or date of cessation of serving on the Board or as a consultant; and provided, further, that for an ISO the exercise period shall not exceed three months. In no event may any option be exercised after its expiration under the terms hereof or of the option agreement. Notwithstanding anything to the contrary contained herein or in any option agreement, if an Optionee’s employment or service on the Board or as a consultant is terminated because of the Optionee’s theft or embezzlement from the Company, disclosure of trade secrets of the Company or the commission of a willful, felonious act while in the employment of the Company or while in service on the Board or as a consultant, or for “cause” as such term is defined in any employment or consulting agreement to which such Optionee is a party, (such reasons shall hereinafter be collectively referred to as “for cause”), then any option granted under the Plan to said Optionee shall expire upon such termination of employment or cessation of serving on the Board or as a consultant; provided, however, the Committee, in its sole discretion, may allow an Optionee to exercise all or a portion of the options granted but unexercised for a period of time after the Optionee’s termination of employment or cessation of serving on the Board or as a consultant.

In the event an Optionee dies while the Optionee is employed by the Company or its Affiliates or while the Optionee serves on the Board or as a consultant, or the Optionee’s employment or service ceases because the Optionee is determined to be disabled, an option previously granted to the Optionee may be exercised (to the extent the Optionee would have been entitled to do so at the date of death or the termination of employment or service) at any time and from time to time during the period prescribed in the option agreement; provided, however, that in the event no period is specified in the option agreement the exercise period shall be one year from the date of death or termination of employment or cessation of serving on the Board or as a consultant. Notwithstanding the foregoing, for an ISO the exercise period shall not exceed three months after such death or termination of employment or service (after which period the option will expire). In no event may any option be exercised after its expiration under the terms of the option agreement. In the case of disability, the option may be exercised by the Optionee or his guardian or legal representative, and in the case of death by the executor or administrator of the Optionee’s estate or by the person or persons to whom the Optionee’s rights under the option shall pass by will or the laws of descent and distribution. An Optionee shall be deemed to be disabled if, in the opinion of a physician selected by the Committee, the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

(f) Transferability. An option granted pursuant to this Plan shall not be assignable or otherwise transferable by the Optionee otherwise than by Optionee’s will or by the laws of descent and distribution. During the lifetime of an Optionee, an option shall be exercisable only by such Optionee or his authorized legal representative. Any heir or legatee of the Optionee shall take rights granted herein and in the option agreement subject to the terms and conditions hereof and thereof. No such transfer of any option to heirs or legatees of the Optionee shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of such evidence as the Committee may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions hereof.

(g) Incentive Stock Options. Each option agreement may contain such terms and provisions as the Committee may determine to be necessary or desirable in order to qualify under the Code an option designated as an ISO.

(h) No Rights as Shareholder. No Optionee shall have any rights as a shareholder with respect to shares covered by an option until the option is exercised by written notice and accompanied by payment as provided in Section 6(d) above.

(i) Extraordinary Corporate Transactions. The existence of outstanding options shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations, exchanges, or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issuance of Common Stock or other securities or subscription rights thereto, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. If the Company merges, consolidates, sells all of its assets or dissolves (each of the foregoing a “Fundamental Change”), then thereafter upon any exercise of an option theretofore granted the Optionee shall be entitled to purchase under such option, in lieu of the number of shares of Common Stock as to which such option shall then be exercisable, the number and class of shares of stock and securities to which the Optionee would have been entitled pursuant to the terms of the Fundamental Change if, immediately prior to such Fundamental Change, the Optionee had been the holder of record of the number of shares of Common Stock as to which such option is then exercisable. The provisions contained in this paragraph shall not terminate any rights of the Optionee to further payments pursuant to any other agreement with the Company following a Corporate Change.

(j) Changes in Capital Structure. If the outstanding shares of Common Stock or other securities of the Company, or both, for which an option is then exercisable shall at any time be changed or exchanged by declaration of a stock dividend, stock split, combination of shares, recapitalization or reorganization, the number and kind of shares of Common Stock or other securities which are subject to this Plan or subject to any options theretofore granted, and the exercise prices, shall be appropriately and equitably adjusted so as to maintain the proportionate number of shares or other securities without changing the aggregate exercise price.

(k) No Adjustment. Except as hereinbefore expressly provided, (i) the issuance by the Company of shares of stock or any class of securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, (ii) the payment of a dividend in property other than Common Stock, or (iii) the occurrence of any similar transaction, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to options theretofore granted or the purchase price per share, unless the Committee shall determine, in its sole discretion, that an adjustment is necessary to provide equitable treatment to Optionees.

(l) Acceleration of Options. Notwithstanding anything to the contrary contained in this Plan, the Committee may, in its sole discretion, accelerate the time at which any option may be exercised, including, but not limited to, upon the occurrence of the events specified in this Section 6.

SECTION 7. Amendments or Termination. The Board may amend, alter or discontinue this Plan, but no amendment or alteration shall be made which would impair the rights of any Optionee, without his consent, under any option theretofore granted. No amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy any applicable law, rule, regulation or securities exchange listing requirement (including, but not limited to, Rule 16b 3, any rule promulgated by the exchange on which Common Stock is tradable, or Section 422 of the Code or any successor provisions).

SECTION 8. Compliance With Other Laws and Regulations. This Plan, the grant and exercise of options thereunder, and the obligation of the Company to sell and deliver shares under such options, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any governmental or regulatory agency as may be required. The Company shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of such shares under any federal or state law or issuance of any ruling or regulation of any government body which the Company shall, in its sole discretion, determine to be necessary or advisable. Any adjustments provided for in Sections 6(i), (j) and (k) of this Plan shall be subject to any shareholder action required by Delaware corporate law.

SECTION 9. Purchase for Investment. Unless the options and shares of Common Stock covered by this Plan have been registered under the Securities Act of 1933, as amended, or the Company has determined that such registration is unnecessary, each person exercising an option under this Plan may be required by the Company to give a representation in writing that such person is acquiring such shares for his or her own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

SECTION 10. Taxes.

(a) The Company may make such provisions as it may deem appropriate for the withholding of any taxes which it determines is required in connection with any options granted under this Plan.

(b) Notwithstanding the terms of paragraph (a), any Optionee may pay all or any portion of the taxes required to be withheld by the Company or paid by him in connection with the exercise of a Nonqualified Option by electing to have the Company withhold shares of Common Stock, or by delivering previously owned shares of Common Stock, having a fair market value, determined in accordance with Section 6(b), equal to the amount required to be withheld or paid; provided that such tax withholding or stock delivery right was specifically pre-approved by the Committee as a feature of the option or is otherwise approved in accordance with Rule 16b-3, if applicable. An Optionee must make the foregoing election on or before the date that the amount of tax to be withheld is determined. All such elections are irrevocable and subject to disapproval by the Committee.

SECTION 11. Replacement of Options. The Committee from time to time may permit an Optionee under this Plan to surrender for cancellation any unexercised outstanding option and receive from the Company in exchange an option for such number of shares of Common Stock as may be designated by the Committee. The Committee may, with the consent of the person entitled to exercise any outstanding option, amend such option.

SECTION 12. No Right to Employment or Service. Optionees shall be considered to be in the employment of the Company or its Affiliates or in service on the Board or as a consultant so long as they remain employees or directors or consultants of the Company or its Affiliates. Any questions as to whether and when there has been a termination of such employment or service on the Board or as a consultant and the cause of such termination shall be determined by the Committee, and its determination shall be final. Nothing contained herein or as a result of any option granted pursuant to this Plan shall be construed as conferring upon the Optionee the right to continue in the employ of the Company or its Affiliates or to continue to serve on the Board or as a consultant, nor shall anything contained herein be construed or interpreted to limit the “employment at will” relationship between the Optionee and the Company or its Affiliates. The option agreements may contain such provisions as the Committee may approve with reference to the effect of approved leaves of absence.

SECTION 13. Liability of Company. The Company and any Affiliate which is in existence or hereafter comes into existence shall not be liable to an Optionee or other persons as to:

(a) The non issuance or sale of shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any shares hereunder; and

(b) Any tax consequence expected, but not realized, by any Optionee or other person due to the exercise of any option granted hereunder.

SECTION 14. Effectiveness and Expiration of Plan. This Plan shall be effective on the date of its approval and adoption by the Board. If the shareholders of the Company fail to approve this Plan within twelve months of the date of the Board adoption, this Plan shall terminate and all options previously granted under this Plan shall become void and of no effect. This Plan shall expire ten years after the date the Board adopts this Plan and thereafter no option shall be granted pursuant to this Plan.

SECTION 15. Non Exclusivity of this Plan. Neither the adoption by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of restricted stock or stock options otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

SECTION 16. Governing Law. This Plan and any agreements hereunder shall be interpreted and construed in accordance with the laws of the State of Delaware and applicable federal law.

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BELLICUM PHARMACEUTICALS, INC.

INCENTIVE STOCK OPTION AGREEMENT

This Incentive Stock Option Agreement (“Option Agreement”) is between Bellicum Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and                      (“Optionee”), who agree as follows:

(a) Introduction. The Company has heretofore adopted the Bellicum Pharmaceuticals, Inc. 2011 Stock Option Plan, as amended, (the “Plan”) for the purpose of providing eligible employees, directors and consultants of the Company and its Affiliates (as defined in the Plan) with increased incentive to render services, to exert maximum effort for the business success of the Company and to strengthen the identification of such individuals with the shareholders. The Company, acting through the Committee (as defined in the Plan), has determined that its interests will be advanced by the issuance to Optionee of an incentive stock option under the Plan.

(b) Option. Subject to the terms and conditions contained herein, the Company hereby irrevocably grants to Optionee the right and option (“Option”) to purchase from the Company                  shares of the Company’s common stock, $0.01 par value (“Common Stock”), at a price of $         per share. The Option is intended to qualify as an incentive stock option pursuant to Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), to the maximum extent permitted under the Code. Any portion of your Option that does not qualify as an incentive stock option under the Code shall be treated as a Nonqualified Option.

(c) Option Period. The Option herein granted may be exercised by Optionee in whole or in part at any time during a ten year period (the “Option Period”) beginning on                      (the “Date of Grant”), to the extent vested in accordance with the terms of this Option Agreement. Optionee’s Option shall vest in accordance with the following schedule: [Insert Vesting Schedule] [12/48 of the Optionee’s Option shall vest on the one (1) year anniversary of the Date of Grant, and an additional 1/48 of the Optionee’s Option shall vest on each subsequent one (1) month anniversary thereafter] [1/48 of the Optionee’s Option shall vest on the one (1) month anniversary of the Date of Grant, and an additional 1/48 of the Optionee’s Option shall vest on each subsequent one (1) month anniversary thereafter] [25% of the Optionee’s Option shall vest on the Date of Grant, with an additional 25% on each anniversary thereafter] until the entire Option is fully vested, provided that Optionee remains an eligible employee of the Company on all such dates. In the event of the termination of Optionee’s employment with the Company, the shares offered by this Option shall cease to vest on the date of such termination.

Notwithstanding anything in this Option Agreement to the contrary, the Committee, in its sole discretion, may waive the foregoing schedule of vesting and upon written notice to Optionee, accelerate the earliest date or dates on which any of the Options granted hereunder are exercisable.

(d) Procedure for Exercise. The Option herein granted may be exercised by the delivery by Optionee of written notice to the Secretary of the Company setting forth the number of shares of Common Stock with respect to which the Option is being exercised. The notice

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shall be accompanied by, at the election of Optionee, (1) cash, cashier’s check, bank draft, or postal or express money order payable to the order of the Company, (2) certificates representing shares of Common Stock theretofore owned by Optionee duly endorsed for transfer to the Company, (3) an election by Optionee to have the Company withhold the number of shares of Common Stock the fair market value of which is equal to the aggregate exercise price of the shares of Common Stock issuable upon exercise of the Option, or (4) any combination of the preceding, equal in value to the aggregate exercise price. Notice may also be delivered by telecopy provided that the exercise price of such shares is received by the Company via wire transfer on the same day the telecopy transmission is received by the Company. The notice shall specify the address to which the certificates for such shares are to be mailed. This Option shall be deemed to have been exercised immediately prior to the close of business on the date (1) written notice of such exercise and (2) payment in full of the exercise price for the number of share for which Options are being exercised, are both received by the Company and Optionee shall be treated for all purposes as the record holder of such shares of Common Stock as of such date.

As promptly as practicable after receipt of such written notice and payment, the Company shall deliver to Optionee certificates for the number of shares with respect to which such Option has been so exercised, issued in Optionee’s name or such other name as Optionee directs; provided, however, that such delivery shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to Optionee at the address specified pursuant to this Section 4.

(e) Termination of Employment.

(1) If the Optionee’s employment with the Company is terminated during the Option Period “for Cause” (as defined in the Plan), the Option, whether exercisable or not, shall thereupon expire.

(2) If the Optionee voluntarily terminates the Optionee’s employment (“Voluntary Termination”), [other than for Good Reason (as such term is defined in the Optionee’s employment agreement with the Company)], so that the Optionee no longer serves in any capacity as an employee, the Option, whether exercisable or not, shall expire upon the thirtieth (30th) day following such Voluntary Termination (but in no event may the Option be exercised after the expiration of the Option Period).

(3) If the Optionee [terminates employment for Good Reason (as defined in the Optionee’s employment agreement with the Company) or otherwise] ceases to be employed by the Company for any reason other than as a result of a termination for Cause, a Voluntary Termination, death, or disability (“Involuntary Termination”), then the Option, whether exercisable or not, shall expire three (3) months following the date of such termination (but in no event may the Option be exercised after the expiration of the Option Period).

(f) Death or Disability. In the event that Optionee dies or Optionee’s employment ceases because Optionee is determined to be disabled, the Option may be exercised (to the extent Optionee would have been entitled to do so at the date of death or termination of employment) at any time and from time to time, within a three-month period after such death or termination of

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employment, by Optionee or Optionee’s guardian or legal representative or, in the case of death, the executor or administrator of Optionee’s estate or by the person or persons to whom Optionee’s rights under this Option Agreement shall pass by will or the laws of descent and distribution (after which period the Option shall expire), but in no event may the Option be exercised after the expiration of the Option Period. Optionee shall be deemed to be disabled if, in the opinion of a physician selected by the Committee, Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

(g) Transferability. This Option shall not be transferable by Optionee otherwise than by Optionee’s will or by the laws of descent and distribution. During the lifetime of Optionee, the Option shall be exercisable only by Optionee or Optionee’s authorized legal representative. Any heir or legatee of Optionee shall take rights herein granted subject to the terms and conditions hereof. No such transfer of this Option Agreement to heirs or legatees of Optionee shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of such evidence as the Committee may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions hereof.

(h) No Rights as Shareholder. Optionee shall have no rights as a shareholder with respect to any shares of Common Stock covered by this Option Agreement until the Option is exercised by written notice and accompanied by payment as provided in Section 4 of this Option Agreement.

(i) Extraordinary Corporate Transactions. The existence of outstanding Options shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations, exchanges or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issuance of Common Stock or other securities or subscription rights thereto, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceedings, whether of a similar character or otherwise. If the Company goes through a “Fundamental Change” (as defined in the Plan), the Options granted hereunder shall be governed by Section 6 of the Plan.

(j) Change of Control. [Upon the occurrence of an event of Change of Control][If a Change of Control occurs and immediately prior to or within twelve (12) months after, the effective time of such Change of Control the Optionee’s service with the Company terminates due to an involuntary termination (not including death or disability) without Cause or due to Optionee’s voluntary termination with Good Reason (as such term is defined in Section (10)(b) below), then, as of the date of termination], all of the Options covered by this Agreement shall immediately vest and become fully exercisable. Notwithstanding the foregoing, the rights of the Optionee to further payments pursuant to any other agreement with the Company following a Change of Control shall not be terminated.

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(1) For the purposes of this Agreement, each of the following events shall hereinafter be defined as a “Change of Control”:

(i) the Company shall not be the surviving entity in any merger, consolidation or other reorganization (or survives only as a subsidiary of an entity other than a previously wholly-owned subsidiary of the Company); or

(ii) the Company sells, leases, or exchanges all or substantially all of its assets to any other person or entity (other than a wholly-owned subsidiary of the Company); or

(iii) the Company is to be dissolved or liquidated; or

(iv) any person or entity, including a “group” as contemplated by Section 13(d)(3) of the 1934 Act, acquires or gains ownership or control (including, without limitation, power to vote) of more than 50% of the outstanding shares of the Company’s voting stock (based upon voting power); or

(v) as a result of or in connection with a contested election of directors, the persons who were directors of the Company before such election shall cease to constitute a majority of the Board.

(2) [For purposes of this Agreement, “Good Reason” means that one or more of the following are undertaken by the Company (or successor to the Company, if applicable) without Optionee’s express written consent:]

(i) [a material reduction in Optionee’s annual base salary; provided, however, that Good Reason will not be deemed to have occurred in the event of a reduction in Optionee’s annual base salary that is pursuant to a salary reduction program affecting substantially all of the employees of the Company and that does not adversely affect Optionee to a greater extent than other similarly situated employees;]

(ii) [a material reduction in Optionee’s authority, duties or responsibilities;]

(iii) [any failure by the Company to continue in effect any material benefit plan or program, including incentive plans or plans with respect to the receipt of securities of the Company, in which Optionee was participating immediately prior to the effective date of the Change of Control (hereinafter referred to as “Benefit Plans”), or the taking of any action by the Company that would adversely affect Optionee’s participation in or reduce Optionee’s benefits under the Benefit Plans or deprive Optionee of any fringe benefit that Optionee enjoyed immediately prior to the effective date of the Change of Control; provided, however, that Good Reason will not be deemed to have occurred if the Company provides for Optionee’s participation in benefit plans and programs that, taken as a whole, are comparable to the Benefit Plans;]

(iv) [a relocation of Optionee’s principal place of employment with the Company (or successor to the Company, if applicable) to a place that increases Optionee’s

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one-way commute by more than fifty (50) miles as compared to Optionee’s then-current principal place of employment immediately prior to such relocation, except for required travel by Optionee on the Company’s business to an extent substantially consistent with Optionee’s business travel obligations prior to the effective date of the Change of Control; or]

(v) [a material breach by the Company of any provision of the Plan or the Option Agreement or any other material agreement between Optionee and the Company concerning the terms and conditions of Optionee’s employment or service with the Company.]

(k) Changes in Capital Structure. If the outstanding shares of Common Stock or other securities of the Company, or both, for which the Option is then exercisable shall at any time be changed or exchanged by declaration of a stock dividend, stock split, combination of shares, recapitalization or reorganization, the number and kind of shares of Common Stock or other securities subject to the Plan or subject to the Option, and the exercise price, shall be appropriately and equitably adjusted so as to maintain the proportionate number of shares or other securities without changing the aggregate exercise price.

(l) Shareholder Agreement. Optionee, or Optionee’s representative upon Optionee’s death, prior to the exercise of an Option granted hereunder, agrees to enter into a form of shareholders agreement in a form requested by the Company to which other holders of Common Stock acquired through the exercise of an Option issued under the Plan are subject.

(m) Compliance With Securities Laws. Upon the acquisition of any shares pursuant to the exercise of the Option herein granted, Optionee (or any person acting under Section 7) will enter into such written representations, warranties and agreements as the Company may reasonably request in order to comply with applicable securities laws or with this Option Agreement.

(n) Compliance With Laws. Notwithstanding any of the other provisions hereof, Optionee agrees that he or she will not exercise the Option granted hereby, and that the Company will not be obligated to issue any shares pursuant to this Option Agreement, if the exercise of the Option or the issuance of such shares of Common Stock would constitute a violation by Optionee or by the Company of any provision of any law or regulation of any governmental authority.

(o) Withholding of Tax. To the extent that the exercise of this Option or the disposition of shares of Common Stock acquired by exercise of this Option results in compensation income to Optionee for federal or state income tax purposes, Optionee shall pay to the Company at the time of such exercise or disposition such amount of money as the Company may require to meet its obligation under applicable tax laws or regulations and, if Optionee fails to do so, the Company is authorized to withhold from any cash remuneration then or thereafter payable to Optionee, any tax required to be withheld by reason of such resulting compensation income or Company may otherwise refuse to issue or transfer any shares otherwise required to be issued or transferred pursuant to the terms hereof. Payment of the withholding tax by Optionee shall be made in accordance with Section 10 of the Plan.

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(p) No Right to Employment. Optionee shall be considered to be in the employment of the Company or its Affiliates so long as he or she remains an employee of the Company or its Affiliates. Any questions as to whether and when there has been a termination of such employment and the cause of such termination shall be determined by the Committee, and its determination shall be final. Nothing contained herein shall be construed as conferring upon Optionee the right to continue in the employ of the Company or its Affiliates, nor shall anything contained herein be construed or interpreted to limit the “employment at will” relationship between Optionee and the Company or its Affiliates.

(q) Resolution of Disputes. As a condition of the granting of the Option hereby, Optionee and Optionee’s heirs, personal representatives and successors agree that any dispute or disagreement which may arise hereunder shall be determined by the Committee in its sole discretion and judgment, and that any such determination and any interpretation by the Committee of the terms of this Option Agreement shall be final and shall be binding and conclusive, for all purposes, upon the Company, Optionee, and Optionee’s heirs, personal representatives and successors.

(r) Legends on Certificate. The certificates representing the shares of Common Stock purchased by exercise of the Option will be stamped or otherwise imprinted with legends in such form as the Company or its counsel may require with respect to any applicable restrictions on sale or transfer and the stock transfer records of the Company will reflect stop transfer instructions with respect to such shares.

(s) Notices. Every notice hereunder shall be in writing and shall be given by registered or certified mail. All notices of the exercise of any Option hereunder shall be directed to Bellicum Pharmaceuticals, Inc., 2130 West Holcombe Boulevard, Suite 850, Houston, TX 77030, Attention: Secretary. Any notice given by the Company to Optionee directed to Optionee at the address on file with the Company shall be effective to bind Optionee and any other person who shall acquire rights hereunder. The Company shall be under no obligation whatsoever to advise Optionee of the existence, maturity or termination of any of Optionee’s rights hereunder and Optionee shall be deemed to have familiarized himself or herself with all matters contained herein and in the Plan which may affect any of Optionee’s rights or privileges hereunder.

(t) Construction and Interpretation. Whenever the term “Optionee” is used herein under circumstances applicable to any other person or persons to whom this award, in accordance with the provisions of Section 7 hereof, may be transferred, the word “Optionee” shall be deemed to include such person or persons.

(u) Agreement Subject to Plan. This Option Agreement is subject to the Plan. The terms and provisions of the Plan (including any subsequent amendments thereto) are hereby incorporated herein by reference thereto. In the event of a conflict between any term or provision contained herein and a term or provision of the Plan, the applicable terms and provisions of the Plan will govern and prevail. All definitions of words and terms contained in the Plan shall be applicable to this Option Agreement.

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(v) Binding Effect. This Option Agreement shall be binding upon and inure to the benefit of any successors to the Company and all persons lawfully claiming under Optionee as provided herein.

(w) Entire Agreement; Amendment. This Option Agreement and any other agreements and instruments contemplated by this Option Agreement contain the entire agreement of the parties, and this Option Agreement may be amended only in writing signed by both parties.

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BELLICUM PHARMACEUTICALS, INC.

NONQUALIFIED STOCK OPTION AGREEMENT

This Nonqualified Stock Option Agreement (“Option Agreement”) is between Bellicum Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and                     (the “Optionee”), who agree as follows:

(a) Introduction. The Company has heretofore adopted the Bellicum Pharmaceuticals, Inc. 2011 Stock Option Plan, as amended, (the “Plan”) for the purpose of providing eligible employees, directors and consultants of the Company and its Affiliates (as defined in the Plan) with increased incentive to render services, to exert maximum effort for the business success of the Company and to strengthen the identification of such individuals with the shareholders. The Company, acting through the Committee (as defined in the Plan), has determined that its interests will be advanced by the issuance to Optionee of a nonqualified stock option under the Plan.

(b) Option. Subject to the terms and conditions contained herein, the Company hereby irrevocably grants to Optionee the right and option (“Option”) to purchase from the Company                  shares of the Company’s common stock, $0.01 par value (“Common Stock”), at a price of $         per share.

(c) Option Period. The Option herein granted may be exercised by Optionee in whole or in part at any time during a ten year period (the “Option Period”) beginning on                      (the “Date of Grant”), to the extent vested in accordance with the terms of this Option Agreement. Optionee’s Option shall vest in accordance with the following schedule: [Insert Vesting Schedule] [33.33% of the Optionee’s Option shall vest on the Date of Grant, with an additional 33.33%][25% of the Optionee’s Option shall vest on the Date of Grant, with an additional 25%] on each anniversary thereafter until the entire Option is fully vested, provided that Optionee remains an eligible employee, director, consultant, or other service provider of the Company on all such dates. In the event that Optionee no longer serves the Company in any capacity as an employee, a director, a consultant, or a service provider, the shares offered by this Option shall cease to vest on the date of such termination.

Notwithstanding anything in this Option Agreement to the contrary, the Committee, in its sole discretion, may waive the foregoing schedule of vesting and upon written notice to Optionee, accelerate the earliest date or dates on which any of the Options granted hereunder are exercisable.

(d) Procedure for Exercise. The Option herein granted may be exercised by the delivery by Optionee of written notice to the Secretary of the Company setting forth the number of shares of Common Stock with respect to which the Option is being exercised. The notice shall be accompanied by, at the election of Optionee, (1) cash, cashier’s check, bank draft, or postal or express money order payable to the order of the Company, (2) certificates representing shares of Common Stock theretofore owned by Optionee duly endorsed for transfer to the Company, (3) an election by Optionee to have the Company withhold the number of

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shares of Common Stock the fair market value of which is equal to the aggregate exercise price of the shares of Common Stock issuable upon exercise of the Option, or (4) any combination of the preceding, equal in value to the aggregate exercise price. Notice may also be delivered by telecopy provided that the exercise price of such shares is received by the Company via wire transfer on the same day the telecopy transmission is received by the Company. The notice shall specify the address to which the certificates for such shares are to be mailed. This Option shall be deemed to have been exercised immediately prior to the close of business on the date (1) written notice of such exercise and (2) payment in full of the exercise price for the number of share for which Options are being exercised, are both received by the Company and Optionee shall be treated for all purposes as the record holder of such shares of Common Stock as of such date.

As promptly as practicable after receipt of such written notice and payment, the Company shall deliver to Optionee certificates for the number of shares with respect to which such Option has been so exercised, issued in Optionee’s name or such other name as Optionee directs; provided, however, that such delivery shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to Optionee at the address specified pursuant to this Section 4.

(e) Termination of Employment or Service.

(1) If the Optionee’s service with the Company is terminated during the Option Period “for Cause” (as defined in the Plan), so that the Optionee no longer serves in any capacity as an employee, a director, a consultant, or a service provider, the Option, whether exercisable or not, shall thereupon expire.

(2) If the Optionee voluntarily terminates the Optionee’s service (“Voluntary Termination”), other than for Good Reason, so that the Optionee no longer serves in any capacity as an employee, a director, a consultant, or a service provider, the Option, whether exercisable or not, shall expire upon the thirtieth (30th) day following such Voluntary Termination.

(3) If the Optionee terminates the Optionee’s service to the Company for Good Reason or the Optionee ceases to provide services to the Company for any reason other than as a result of a termination for Cause, Voluntary Termination, death, or disability (“Involuntary Termination”) so that the Optionee no longer serves in any capacity as an employee, a director, a consultant, or a service provider, then the Option, whether exercisable or not, shall expire at the end of the Option Period.

(f) Death or Disability. In the event that Optionee dies or Optionee’s employment or service ceases because Optionee is determined to be disabled, the Option may be exercised (to the extent Optionee would have been entitled to do so at the date of death or termination of employment or service) at any time and from time to time, within a one year period after such death or termination of employment, by Optionee or his guardian or legal representative or, in the case of death, the executor or administrator of Optionee’s estate or by the person or persons to whom Optionee’s rights under this Option Agreement shall pass by will or the laws of descent and distribution (after which period the Option shall expire), but in no event may the Option be exercised after the expiration of the Option Period. Optionee shall be

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deemed to be disabled if, in the opinion of a physician selected by the Committee, Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

(g) Transferability. This Option shall not be transferable by Optionee otherwise than by Optionee’s will or by the laws of descent and distribution. During the lifetime of Optionee, the Option shall be exercisable only by Optionee or his authorized legal representative. Any heir or legatee of Optionee shall take rights herein granted subject to the terms and conditions hereof. No such transfer of this Option Agreement to heirs or legatees of Optionee shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of such evidence as the Committee may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions hereof.

(h) No Rights as Shareholder. Optionee shall have no rights as a shareholder with respect to any shares of Common Stock covered by this Option Agreement until the Option is exercised by written notice and accompanied by payment as provided in Section 4 of this Option Agreement.

(i) Extraordinary Corporate Transactions. The existence of outstanding Options shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations, exchanges or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issuance of Common Stock or other securities or subscription rights thereto, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceedings, whether of a similar character or otherwise. If the Company goes through a “Fundamental Change” (as defined in the Plan), the Options granted hereunder shall be governed by Section 6 of the Plan.

(j) Change of Control. Upon the occurrence of an event of Change of Control, all of the Options covered by this Agreement shall immediately vest and become fully exercisable. Notwithstanding the foregoing, the rights of the Optionee to further payments pursuant to any other agreement with the Company following a Change of Control shall not be terminated. For the purposes of this Agreement, each of the following events shall hereinafter be defined as a “Change of Control”:

(1) the Company shall not be the surviving entity in any merger, consolidation or other reorganization (or survives only as a subsidiary of an entity other than a previously wholly-owned subsidiary of the Company); or

(2) the Company sells, leases, or exchanges all or substantially all of its assets to any other person or entity (other than a wholly-owned subsidiary of the Company); or

(3) the Company is to be dissolved or liquidated; or

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(4) any person or entity, including a “group” as contemplated by Section 13(d)(3) of the 1934 Act, acquires or gains ownership or control (including, without limitation, power to vote) of more than 50% of the outstanding shares of the Company’s voting stock (based upon voting power); or

(5) as a result of or in connection with a contested election of directors, the persons who were directors of the Company before such election shall cease to constitute a majority of the Board.

(k) Changes in Capital Structure. If the outstanding shares of Common Stock or other securities of the Company, or both, for which the Option is then exercisable shall at any time be changed or exchanged by declaration of a stock dividend, stock split, combination of shares, recapitalization or reorganization, the number and kind of shares of Common Stock or other securities subject to the Plan or subject to the Option, and the exercise price, shall be appropriately and equitably adjusted so as to maintain the proportionate number of shares or other securities without changing the aggregate exercise price.

(l) Shareholder Agreement. Optionee, or Optionee’s representative upon Optionee’s death, prior to the exercise of an Option granted hereunder, agrees to enter into a form of shareholders agreement in a form requested by the Company to which other holders of Common Stock acquired through the exercise of an Option issued under the Plan are subject.

(m) Compliance With Securities Laws. Upon the acquisition of any shares pursuant to the exercise of the Option herein granted, Optionee (or any person acting under Section 7) will enter into such written representations, warranties and agreements as the Company may reasonably request in order to comply with applicable securities laws or with this Option Agreement.

(n) Compliance With Laws. Notwithstanding any of the other provisions hereof, Optionee agrees that he or she will not exercise the Option granted hereby, and that the Company will not be obligated to issue any shares pursuant to this Option Agreement, if the exercise of the Option or the issuance of such shares of Common Stock would constitute a violation by Optionee or by the Company of any provision of any law or regulation of any governmental authority.

(o) Withholding of Tax. To the extent that the exercise of this Option or the disposition of shares of Common Stock acquired by exercise of this Option results in compensation income to Optionee for federal or state income tax purposes, Optionee shall pay to the Company at the time of such exercise or disposition such amount of money as the Company may require to meet its obligation under applicable tax laws or regulations and, if Optionee fails to do so, the Company is authorized to withhold from any cash remuneration then or thereafter payable to Optionee, any tax required to be withheld by reason of such resulting compensation income or Company may otherwise refuse to issue or transfer any shares otherwise required to be issued or transferred pursuant to the terms hereof. Payment of the withholding tax by Optionee shall be made in accordance with Section 10 of the Plan.

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(p) No Right to Employment or Directorship. Optionee shall be considered to be in the employment of the Company or its Affiliates or in service as a director or consultant so long as he or she remains an employee, director or consultant of the Company or its Affiliates. Any questions as to whether and when there has been a termination of such employment or service as a director or consultant and the cause of such termination shall be determined by the Committee, and its determination shall be final. Nothing contained herein shall be construed as conferring upon Optionee the right to continue in the employ of the Company or its Affiliates or to continue service as a director or consultant, nor shall anything contained herein be construed or interpreted to limit the “employment at will” relationship between Optionee and the Company or its Affiliates.

(q) Resolution of Disputes. As a condition of the granting of the Option hereby, Optionee and Optionee’s heirs, personal representatives and successors agree that any dispute or disagreement which may arise hereunder shall be determined by the Committee in its sole discretion and judgment, and that any such determination and any interpretation by the Committee of the terms of this Option Agreement shall be final and shall be binding and conclusive, for all purposes, upon the Company, Optionee, and Optionee’s heirs, personal representatives and successors.

(r) Legends on Certificate. The certificates representing the shares of Common Stock purchased by exercise of the Option will be stamped or otherwise imprinted with legends in such form as the Company or its counsel may require with respect to any applicable restrictions on sale or transfer and the stock transfer records of the Company will reflect stop transfer instructions with respect to such shares.

(s) Notices. Every notice hereunder shall be in writing and shall be given by registered or certified mail. All notices of the exercise of any Option hereunder shall be directed to Bellicum Pharmaceuticals, Inc., 2130 West Holcombe Boulevard, Suite 850, Houston, TX 77030, Attention: Secretary. Any notice given by the Company to Optionee directed to Optionee at the address on file with the Company shall be effective to bind Optionee and any other person who shall acquire rights hereunder. The Company shall be under no obligation whatsoever to advise Optionee of the existence, maturity or termination of any of Optionee’s rights hereunder and Optionee shall be deemed to have familiarized himself or herself with all matters contained herein and in the Plan which may affect any of Optionee’s rights or privileges hereunder.

(t) Construction and Interpretation. Whenever the term “Optionee” is used herein under circumstances applicable to any other person or persons to whom this award, in accordance with the provisions of Section 7 hereof, may be transferred, the word “Optionee” shall be deemed to include such person or persons.

(u) Agreement Subject to Plan. This Option Agreement is subject to the Plan. The terms and provisions of the Plan (including any subsequent amendments thereto) are hereby incorporated herein by reference thereto. In the event of a conflict between any term or provision contained herein and a term or provision of the Plan, the applicable terms and provisions of the Plan will govern and prevail. All definitions of words and terms contained in the Plan shall be applicable to this Option Agreement.

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(v) Binding Effect. This Option Agreement shall be binding upon and inure to the benefit of any successors to the Company and all persons lawfully claiming under Optionee as provided herein.

(w) Entire Agreement; Amendment. This Option Agreement and any other agreements and instruments contemplated by this Option Agreement contain the entire agreement of the parties, and this Option Agreement may be amended only in writing signed by both parties.

[Signature Page Follows]

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IN WITNESS WHEREOF, this Nonqualified Stock Option Agreement has been executed as of the     day of             .

BELLICUM PHARMACEUTICALS, INC.

By:
Name:	Thomas J. Farrell
Title:	President & CEO

OPTIONEE:

By:
Name:

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BELLICUM PHARMACEUTICALS, INC.

NONQUALIFIED STOCK OPTION AGREEMENT

This Nonqualified Stock Option Agreement (“Option Agreement”) is between Bellicum Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and                      (“Optionee”), who agree as follows:

1. Introduction. The Company has heretofore adopted the Bellicum Pharmaceuticals, Inc. 2011 Stock Option Plan, as amended (the “Plan”) for the purpose of providing eligible employees, directors and consultants of the Company and its Affiliates (as defined in the Plan) with increased incentive to render services, to exert maximum effort for the business success of the Company and to strengthen the identification of such individuals with the shareholders. The Company, acting through the Committee (as defined in the Plan), has determined that its interests will be advanced by the issuance to Optionee of a Nonqualified Option under the Plan.

2. Option. Subject to the terms and conditions contained herein, the Company hereby irrevocably grants to Optionee the right and option (“Option”) to purchase from the Company                  shares of the Company’s common stock, $0.01 par value (“Common Stock”), at a price of $         per share.

3. Option Period. The Option herein granted may be exercised by Optionee in whole or in part at any time during a ten year period (the “Option Period”) beginning on                      (the “Date of Grant”), to the extent vested in accordance with the terms of this Option Agreement. Optionee’s Option shall vest in accordance with the following schedule: [Insert Vesting Schedule] [12/48 of the Optionee’s Option shall vest on the one (1) year anniversary of the Date of Grant, and an additional 1/48 of the Optionee’s Option shall vest on each subsequent one (1) month anniversary thereafter] [1/48 of the Optionee’s Option shall vest on the one (1) month anniversary of the Date of Grant, and an additional 1/48 of the Optionee’s Option shall vest on each subsequent one (1) month anniversary thereafter] [25% of the Optionee’s Option shall vest on the Date of Grant, with an additional 25% on each anniversary thereafter] until the entire Option is fully vested, provided that Optionee remains an eligible employee, director, consultant or other service provider of the Company on all such dates. In the event of the termination of Optionee’s employment or service with the Company, the shares offered by this Option shall cease to vest on the date of such termination.

Notwithstanding anything in this Option Agreement to the contrary, the Committee, in its sole discretion, may waive the foregoing schedule of vesting and upon written notice to Optionee, accelerate the earliest date or dates on which any of the Options granted hereunder are exercisable.

4. Procedure for Exercise. The Option herein granted may be exercised by the delivery by Optionee of written notice to the Secretary of the Company setting forth the number of shares of Common Stock with respect to which the Option is being exercised. The notice shall be accompanied by, at the election of Optionee, (i) cash, cashier’s check, bank draft, or

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postal or express money order payable to the order of the Company, (ii) certificates representing shares of Common Stock theretofore owned by Optionee duly endorsed for transfer to the Company, (iii) an election by Optionee to have the Company withhold the number of shares of Common Stock the fair market value of which is equal to the aggregate exercise price of the shares of Common Stock issuable upon exercise of the Option, or (iv) any combination of the preceding, equal in value to the aggregate exercise price. Notice may also be delivered by telecopy provided that the exercise price of such shares is received by the Company via wire transfer on the same day the telecopy transmission is received by the Company. The notice shall specify the address to which the certificates for such shares are to be mailed. This Option shall be deemed to have been exercised immediately prior to the close of business on the date (i) written notice of such exercise and (ii) payment in full of the exercise price for the number of share for which Options are being exercised, are both received by the Company and Optionee shall be treated for all purposes as the record holder of such shares of Common Stock as of such date.

As promptly as practicable after receipt of such written notice and payment, the Company shall deliver to Optionee certificates for the number of shares with respect to which such Option has been so exercised, issued in Optionee’s name or such other name as Optionee directs; provided, however, that such delivery shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to Optionee at the address specified pursuant to this Section 4.

5. Termination of Employment.

(a) If the Optionee’s employment or service with the Company is terminated during the Option Period “for Cause” (as defined in the Plan), the Option, whether exercisable or not, shall thereupon expire.

(b) If the Optionee voluntarily terminates the Optionee’s employment or service (“Voluntary Termination”), [other than for Good Reason (as such term is defined in the Optionee’s employment agreement with the Company)], so that the Optionee no longer serves in any capacity as an employee, consultant, director or other service provider, the Option, whether exercisable or not, shall expire upon the thirtieth (30th) day following such Voluntary Termination, but in no event may the Option be exercised after the expiration of the Option Period.

(c) If the Optionee [terminates employment for Good Reason (as defined in the Optionee’s employment agreement with the Company) or otherwise, if applicable] ceases to be employed by or provide services to the Company for any reason other than as a result of a termination for Cause, a Voluntary Termination, death, or disability (“Involuntary Termination”), then the Option, whether exercisable or not, shall expire three (3) months following the date of such termination, but in no event may the Option be exercised after the expiration of the Option Period.

6. Death or Disability. In the event that Optionee dies or Optionee’s employment or service ceases because Optionee is determined to be disabled, the Option may be exercised (to the extent Optionee would have been entitled to do so at the date of death or termination of

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employment or service) at any time and from time to time, within a [one-year] period after such death or termination of employment, by Optionee or Optionee’s guardian or legal representative or, in the case of death, the executor or administrator of Optionee’s estate or by the person or persons to whom Optionee’s rights under this Option Agreement shall pass by will or the laws of descent and distribution (after which period the Option shall expire), but in no event may the Option be exercised after the expiration of the Option Period. Optionee shall be deemed to be disabled if, in the opinion of a physician selected by the Committee, Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

7. Transferability. This Option shall not be transferable by Optionee otherwise than by Optionee’s will or by the laws of descent and distribution. During the lifetime of Optionee, the Option shall be exercisable only by Optionee or Optionee’s authorized legal representative. Any heir or legatee of Optionee shall take rights herein granted subject to the terms and conditions hereof. No such transfer of this Option Agreement to heirs or legatees of Optionee shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of such evidence as the Committee may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions hereof.

8. No Rights as Shareholder. Optionee shall have no rights as a shareholder with respect to any shares of Common Stock covered by this Option Agreement until the Option is exercised by written notice and accompanied by payment as provided in Section 4 of this Option Agreement.

9. Extraordinary Corporate Transactions. The existence of outstanding Options shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations, exchanges or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issuance of Common Stock or other securities or subscription rights thereto, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceedings, whether of a similar character or otherwise. If the Company goes through a “Fundamental Change” (as defined in the Plan), the Options granted hereunder shall be governed by Section 6 of the Plan.

10. Change of Control. If a Change of Control occurs and immediately prior to or within twelve (12) months after, the effective time of such Change of Control the Optionee’s service with the Company terminates due to an involuntary termination (not including death or disability) without Cause or due to Optionee’s voluntary termination with Good Reason (as such term is defined in Section (10)(b) below), then, as of the date of termination, all of the Options covered by this Agreement shall immediately vest and become fully exercisable. Notwithstanding the foregoing, the rights of the Optionee to further payments pursuant to any other agreement with the Company following a Change of Control shall not be terminated.

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(a) For the purposes of this Agreement, each of the following events shall hereinafter be defined as a “Change of Control”:

(1) the Company shall not be the surviving entity in any merger, consolidation or other reorganization (or survives only as a subsidiary of an entity other than a previously wholly-owned subsidiary of the Company); or

(2) the Company sells, leases, or exchanges all or substantially all of its assets to any other person or entity (other than a wholly-owned subsidiary of the Company); or

(3) the Company is to be dissolved or liquidated; or

(4) any person or entity, including a “group” as contemplated by Section 13(d)(3) of the 1934 Act, acquires or gains ownership or control (including, without limitation, power to vote) of more than 50% of the outstanding shares of the Company’s voting stock (based upon voting power); or

(5) as a result of or in connection with a contested election of directors, the persons who were directors of the Company before such election shall cease to constitute a majority of the Board.

(b) For purposes of this Agreement, “Good Reason” shall apply to an Optionee who is an employee of the Company (or a successor to the Company, if applicable) and means that one or more of the following are undertaken by the Company (or successor to the Company, if applicable) without Optionee’s express written consent:

(1) a material reduction in Optionee’s annual base salary; provided, however, that Good Reason will not be deemed to have occurred in the event of a reduction in Optionee’s annual base salary that is pursuant to a salary reduction program affecting substantially all of the employees of the Company and that does not adversely affect Optionee to a greater extent than other similarly situated employees;

(2) a material reduction in Optionee’s authority, duties or responsibilities;

(3) any failure by the Company to continue in effect any material benefit plan or program, including incentive plans or plans with respect to the receipt of securities of the Company, in which Optionee was participating immediately prior to the effective date of the Change of Control (hereinafter referred to as “Benefit Plans”), or the taking of any action by the Company that would adversely affect Optionee’s participation in or reduce Optionee’s benefits under the Benefit Plans or deprive Optionee of any fringe benefit that Optionee enjoyed immediately prior to the effective date of the Change of Control; provided, however, that Good Reason will not be deemed to have occurred if the Company provides for Optionee’s participation in benefit plans and programs that, taken as a whole, are comparable to the Benefit Plans;

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(4) a relocation of Optionee’s principal place of employment with the Company (or successor to the Company, if applicable) to a place that increases Optionee’s one-way commute by more than fifty (50) miles as compared to Optionee’s then-current principal place of employment immediately prior to such relocation, except for required travel by Optionee on the Company’s business to an extent substantially consistent with Optionee’s business travel obligations prior to the effective date of the Change of Control; or

(5) a material breach by the Company of any provision of the Plan or the Option Agreement or any other material agreement between Optionee and the Company concerning the terms and conditions of Optionee’s employment or service with the Company.

11. Changes in Capital Structure. If the outstanding shares of Common Stock or other securities of the Company, or both, for which the Option is then exercisable shall at any time be changed or exchanged by declaration of a stock dividend, stock split, combination of shares, recapitalization or reorganization, the number and kind of shares of Common Stock or other securities subject to the Plan or subject to the Option, and the exercise price, shall be appropriately and equitably adjusted so as to maintain the proportionate number of shares or other securities without changing the aggregate exercise price.

12. Shareholder Agreement. Optionee, or Optionee’s representative upon Optionee’s death, prior to the exercise of an Option granted hereunder, agrees to enter into a form of shareholders agreement in a form requested by the Company to which other holders of Common Stock acquired through the exercise of an Option issued under the Plan are subject.

13. Compliance With Securities Laws. Upon the acquisition of any shares pursuant to the exercise of the Option herein granted, Optionee (or any person acting under Section 7) will enter into such written representations, warranties and agreements as the Company may reasonably request in order to comply with applicable securities laws or with this Option Agreement.

14. Compliance With Laws. Notwithstanding any of the other provisions hereof, Optionee agrees that he or she will not exercise the Option granted hereby, and that the Company will not be obligated to issue any shares pursuant to this Option Agreement, if the exercise of the Option or the issuance of such shares of Common Stock would constitute a violation by Optionee or by the Company of any provision of any law or regulation of any governmental authority.

15. Withholding of Tax. To the extent that the exercise of this Option or the disposition of shares of Common Stock acquired by exercise of this Option results in compensation income to Optionee for federal or state income tax purposes, Optionee shall pay to the Company at the time of such exercise or disposition such amount of money as the Company may require to meet its obligation under applicable tax laws or regulations and, if Optionee fails to do so, the Company is authorized to withhold from any cash remuneration then or thereafter payable to Optionee, any tax required to be withheld by reason of such resulting compensation income or Company may otherwise refuse to issue or transfer any shares otherwise required to be issued or transferred pursuant to the terms hereof. Payment of the withholding tax by Optionee shall be made in accordance with Section 10 of the Plan.

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16. No Right to Employment or Directorship. Optionee shall be considered to be in the employment of the Company or its Affiliates or in service as a director or consultant so long as he or she remains an employee, director or consultant of the Company or its Affiliates. Any questions as to whether and when there has been a termination of such employment or service as a director or consultant and the cause of such termination shall be determined by the Committee, and its determination shall be final. Nothing contained herein shall be construed as conferring upon Optionee the right to continue in the employ of the Company or its Affiliates or to continue service as a director or consultant, nor shall anything contained herein be construed or interpreted to limit the “employment at will” relationship between Optionee and the Company or its Affiliates.

17. Resolution of Disputes. As a condition of the granting of the Option hereby, Optionee and Optionee’s heirs, personal representatives and successors agree that any dispute or disagreement which may arise hereunder shall be determined by the Committee in its sole discretion and judgment, and that any such determination and any interpretation by the Committee of the terms of this Option Agreement shall be final and shall be binding and conclusive, for all purposes, upon the Company, Optionee, and Optionee’s heirs, personal representatives and successors.

18. Legends on Certificate. The certificates representing the shares of Common Stock purchased by exercise of the Option will be stamped or otherwise imprinted with legends in such form as the Company or its counsel may require with respect to any applicable restrictions on sale or transfer and the stock transfer records of the Company will reflect stop-transfer instructions with respect to such shares.

19. Notices. Every notice hereunder shall be in writing and shall be given by registered or certified mail. All notices of the exercise of any Option hereunder shall be directed to Bellicum Pharmaceuticals, Inc., 2130 West Holcombe Boulevard, Suite 800, Houston, TX 77030, Attention: Secretary. Any notice given by the Company to Optionee directed to Optionee at the address on file with the Company shall be effective to bind Optionee and any other person who shall acquire rights hereunder. The Company shall be under no obligation whatsoever to advise Optionee of the existence, maturity or termination of any of Optionee’s rights hereunder and Optionee shall be deemed to have familiarized himself or herself with all matters contained herein and in the Plan which may affect any of Optionee’s rights or privileges hereunder.

20. Construction and Interpretation. Whenever the term “Optionee” is used herein under circumstances applicable to any other person or persons to whom this award, in accordance with the provisions of Section 7 hereof, may be transferred, the word “Optionee” shall be deemed to include such person or persons.

21. Agreement Subject to Plan. This Option Agreement is subject to the Plan. The terms and provisions of the Plan (including any subsequent amendments thereto) are hereby incorporated herein by reference thereto. In the event of a conflict between any term or provision contained herein and a term or provision of the Plan, the applicable terms and provisions of the Plan will govern and prevail. All definitions of words and terms contained in the Plan shall be applicable to this Option Agreement.

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22. Binding Effect. This Option Agreement shall be binding upon and inure to the benefit of any successors to the Company and all persons lawfully claiming under Optionee as provided herein.

23. Entire Agreement; Amendment. This Option Agreement and any other agreements and instruments contemplated by this Option Agreement contain the entire agreement of the parties, and this Option Agreement may be amended only in writing signed by both parties.

[Signature Page Follows]

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IN WITNESS WHEREOF, this Nonqualified Stock Option Agreement has been executed as of the     day of             .

BELLICUM PHARMACEUTICALS, INC.

By:
Name:	Thomas J. Farrell
Title:	President & CEO

OPTIONEE

By:
Name:

8.